UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report :  June 18, 2013
(Date of earliest event reported)

CHRISTOPHER & BANKS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-31390	06-1195422
(Commission File Number)	(IRS Employer Identification No.)

2400 Xenium Lane North
Plymouth, Minnesota 55441
(Address of Principal Executive Offices)  (Zip Code)

(763) 551-5000
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

Due to an administrative error, an incorrect version of the slide entitled "Fiscal 2013 Outlook" was furnished as part of Exhibit 99.1 to the Company's Current Report on Form 8-K filed on June 18, 2013 with the Securities and Exchange Commission (the "Original Filing"). The Company is filing this Current Report on Form 8-K/A in order to furnish the correct version of such slide, which replaces page 21 to Exhibit 99.1 of the Original Filing. All other information in the Original Filing remains unchanged.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

	99.1	"Fiscal 2013 Outlook" Slide of the Charting Our Path to Profitability (June 2013) presentation materials.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHRISTOPHER & BANKS CORPORATION

Date: June 18, 2013	By:	/s/ Peter G. Michielutti
Peter G. Michielutti
Senior Vice President,
Chief Financial Officer

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

CHRISTOPHER & BANKS CORPORATION
EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
June 18, 2013	001-31390

CHRISTOPHER & BANKS CORPORATION

Exhibit Number	Description

99.1	"Fiscal 2013 Outlook" Slide of the Charting Our Path to Profitability (June 2013) presentation materials.

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